UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2015

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245
(Address of principal executive office) (Zip Code)

(310) 598-3173
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events.

On April 8, 2015, Landmark Infrastructure Operating Company LLC (“OpCo”), a wholly owned subsidiary of Landmark Infrastructure Partners LP (the “Partnership”), completed its acquisition of 73 tenant sites and related real property interests, consisting of wireless communication and outdoor advertising sites, from Landmark Infrastructure Holding Company LLC (“HoldCo”), a wholly owned subsidiary of Landmark Dividend LLC (“Landmark”), in exchange for cash consideration of $22.1 million.  On July 21, 2015, Opco completed an acquisition of 100 tenant sites and related real property interests, consisting of wireless communication, outdoor advertising and renewable power generation sites, from HoldCo, in exchange for cash consideration of $35.7 million.  On August 18, 2015, OpCo completed an acquisition of an entity owning 193 tenant sites and related real property interests, from Landmark Dividend Growth Fund-E LLC (“Fund E”), an affiliate of Landmark, in exchange for (i) 1,998,852 common units, representing limited partner interests in the Partnership and (ii) cash consideration of approximately $34.9 million. On September 21, 2015, OpCo completed its acquisition of 65 tenant sites and related real property interests, consisting of wireless communication, outdoor advertising and renewable power generation sites, from HoldCo in exchange for cash consideration of $20.3 million. The acquisitions described above are collectively referred to as the “Transactions”. The Transactions were deemed to be between entities under common control, which, under applicable accounting guidelines, requires the assets and liabilities to be transferred at the historical cost of the parent of the entities, with prior periods retroactively adjusted to furnish comparative information. The difference between the cash consideration and the historical cost basis was allocated to Landmark Infrastructure Partners GP LLC (the “General Partner). Accordingly, the Partnership is providing financial statements and related notes with retroactive adjustments to include the results of operations and financial position of the acquired assets in the Transactions while under common control for all periods presented in the Partnership’s 2014 Form 10-K filed with the Securities and Exchange Commission on February 26, 2015 (except for items 6, 7 and 15 and Exhibit 23.1, which have been superseded by the Current Report on Form 8-K, filed May 11, 2015).

Included herein as Exhibit 99.3 are the audited consolidated and combined financial statements of the Partnership as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012. These audited consolidated and combined financial statements give retroactive effect to the Transactions. These audited consolidated and combined financial statements update Item 15 in the Partnership’s 2014 Form 10-K (as superseded by the Current Report on Form 8-K, filed on May 11, 2015). Also included herein as Exhibit 99.1 is the Selected Financial Data, which is derived from the audited consolidated and combined financial statements, and updates Item 6 in the Partnership’s 2014 Form 10-K (as superseded by the Current Report on Form 8-K, filed on May 11, 2015). Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited consolidated and combined financial statements, and updates Item 7 in the Partnership’s 2014 Form 10-K (as superseded by the Current Report on Form 8-K, filed on May 11, 2015).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Selected Financial Data.
99.2	Management Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Audited Consolidated Financial Statements of Landmark Infrastructure Partners LP.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document
101.CAL	XBRL Calculation Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

5
Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: December 2, 2015	By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Selected Financial Data.
99.2	Management Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Audited Consolidated Financial Statements of Landmark Infrastructure Partners LP.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document
101.CAL	XBRL Calculation Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.